UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2009

US Airways Group, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

(Former name or former address if changed since last report.)

US Airways, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2009 US Airways announced several changes to its management team. The Company announced it has hired Keith A. Bush to the position of vice president, financial planning and analysis. The Company also announced it has promoted Todd L. Christy to vice president, business technology. Both officer appointments were approved by the Company’s Board of Directors on Thursday, June 11.

Mr. Bush will be responsible for developing and managing the airline’s capital and operating budgets as well as overseeing long-range planning, airline profitability, and fleet analysis. He comes to US Airways from Northwest Airlines, with more than 14 years in financial planning and analysis, and treasury experience.  Most recently, he served as Northwest’s assistant treasurer, with responsibility for financing activities, balance sheet management, insurance and risk management, and investment banking relationships. He earned his Master of Business Administration, with a concentration in finance and strategic management, from Case Western Reserve in Cleveland and his Bachelor of Science in marketing from Butler University in Indianapolis.

Mr. Christy previously held the position of managing director, technology delivery. In his new position, he will continue to oversee systems that support the airline’s employees and will also manage information technology support for the finance/accounting, human resources, revenue management, data warehouse, baggage, cargo and online marketing teams. His business technology team includes approximately 150 employees who will be responsible for the development and delivery of technology applications for these seven critical business functions. Mr. Christy earned his Bachelor of Arts degree in business and economics from Iowa State University.

The Company also announced that it has changed the title of Stephen Johnson to Executive Vice President—Corporate to better reflect his areas of responsibility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.

Date: June 18, 2009

By:
        Stephen L. Johnson

        Executive Vice President – Corporate

US Airways, Inc.

Date: June 18, 2009

By:
        Stephen L. Johnson
        Executive Vice President – Corporate